                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                        EIP MICROWAVE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                              EIP MICROWAVE, INC.
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 5, 1997

                            ------------------------

To the Stockholders of EIP MICROWAVE, INC.

    The Annual Meeting of Stockholders of EIP MICROWAVE, INC. (the "Company") will be held at One Big Canyon Drive, Newport Beach, CA 92660, on February 5, 1997, at 10:00 a.m., Pacific Standard Time for the following purposes:

        1. To elect two directors to Class I of the Company's Board of Directors to serve until the 2000 Annual Meeting of Stockholders.

        2. To approve the Company's Second Amended and Restated 1994 Stock Option Plan authorizing the grant of options for an additional 100,000 shares (to a maximum of 200,000 shares) of the Company's stock to officers, directors and non-employee consultants (excluding John F. Bishop).

        3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on December 20, 1996, as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment thereof.

                                          By Order of the Board of Directors

                                          J. F. Bishop
                                          SECRETARY

Newport Beach, California
January 9, 1997

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE POSTAGE PREPAID RETURN ENVELOPE PROVIDED FOR THAT PURPOSE. IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE COMPLETED AND RETURNED. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                              EIP MICROWAVE, INC.
                                 3 CIVIC PLAZA
                                   SUITE 265
                        NEWPORT BEACH, CALIFORNIA 92660

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 5, 1997

                            ------------------------

                                PROXY STATEMENT

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of EIP MICROWAVE, INC. (the "Company") to be voted at its Annual Meeting of Stockholders to be held on February 5, 1997, and at any adjournment thereof (the "Annual Meeting"). The Annual Meeting is to be held at 10:00 a.m., Pacific Standard Time, at One Big Canyon Drive, Newport Beach, California 92660. The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to stockholders is January 9, 1997.

    The Board of Directors of the Company (the "Board of Directors" or the "Board") has fixed the close of business on December 20, 1996, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting (the "Record Date"). The only outstanding class of stock of the Company is its Common Stock, par value $.01 per share ("Common Stock"), and, at the Record Date, 424,907 shares were issued and outstanding. Each share of Common Stock entitles the record holder on the Record Date to one vote on all matters.

    As a Delaware corporation doing business in California, the Company is subject to certain provisions of the California General Corporation Law (the "California Law") if certain property, payroll, and sales factors are met and more than 50% of the Common Stock is held of record by persons having addresses in California (excluding shares held by broker-dealers, banks or other nominees). The Company believes that it meets the statutory test for applicability of certain provisions of California Law to the Company. One of these provisions, Section 708 entitles a stockholder to cumulate his or her votes at an election of directors. Accordingly, with respect to the election of directors only (Proposal 1), if one or more stockholders give notice at the Annual Meeting before the voting of their intention to cumulate their votes, all stockholders entitled to vote shall have the right to so cumulate their votes and to give one candidate, who has been nominated prior to the voting, a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his or her shares are entitled, or to distribute such votes among two or more such candidates on the same principle in such proportions as each stockholder may determine. If such vote is not conducted by cumulative voting, stockholders may vote in favor of all nominees, withhold their votes as to all nominees, or vote in favor of specific nominees and withhold their votes as to other nominees.

    The Bylaws of the Company set forth certain procedures relating to the nomination of directors (the "Nomination Bylaw") and no person shall be eligible for election as a director unless nominated in accordance with the provisions of the Nomination Bylaw.

    Nominations of persons for election to the Board of Directors may be made by
(i) the Board of Directors or a proxy committee appointed by the Board of Directors or (ii) any stockholder entitled to vote in the election of directors at the meeting and who complies with the notice procedures set forth in the Nomination Bylaw.

    Nominations by stockholders shall be made pursuant to timely notice in proper written form to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not fewer than 90 days prior to the meeting; provided, however, that in the event that less than 100 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To be in proper written form, such stockholder's notice shall set forth (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, (ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote for the election of directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated or intended to be nominated, by the Board of Directors, and (v) the consent of each nominee to serve as a director of the Company if so elected. In the event that a person is validly designated as a nominee in accordance with the Nomination Bylaw and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee upon delivery, not fewer than 5 days prior to the date of the meeting for the election of such nominee of a written notice to the Secretary setting forth such information regarding such substitute nominee as would have been required to be delivered to the Secretary pursuant to the Nomination Bylaw had such substitute nominee been initially proposed as a nominee. Such notice shall include a signed consent to serve as a director of the Company, if elected, of each such substitute nominee. If the chairman of the meeting for the election of directors determines that a nomination of any candidate for election as a director at such meeting was not made in accordance with the applicable provisions of the Nomination Bylaw, such nomination shall be void.

    A proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Company, J. F. Bishop, at the above address, a written revocation of such proxy or a duly executed proxy bearing a later date or by the stockholder attending the Annual Meeting and voting in person. Unless revoked, the proxy will be voted as specified. If no instruction is specified on your proxy with respect to any proposal to be acted upon, the shares represented by your executed proxy will be voted "FOR" election of the Board of Directors' nominees for directors to Class I of the Company's Board of Directors, and "FOR" approval of the Company's Second Amended and Restated 1994 Stock Option Plan.

    A majority of the outstanding shares of Common Stock entitled to vote must be present in person or represented by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. Abstentions and non-votes will be counted for purposes of determining the existence of a quorum at the Annual Meeting. The candidates for election as director will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy, entitled to vote and actually voting at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy, entitled to vote and actually voting on each other proposal is required for the adoption or ratification of such proposal. Abstentions will be counted as votes against any of the proposals as to which a stockholder abstains, but non-votes will have no effect on the voting with respect to any proposal as to which there is a non-vote. A non-vote may occur when a nominee holding shares of Common Stock for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

    The cost of solicitation of the Company's proxies is to be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by telephone, facsimile or personal contact on behalf of the Company by directors, officers and other regular employees of the Company, without extra compensation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to either (1) forward soliciting materials to the beneficial owners of shares, in which case they will be reimbursed for their expenses, or (2) provide the Company with an appropriate list of names, addresses and holdings of the beneficial owners of shares and appropriate authorization, in which case the Company will forward soliciting materials directly to the beneficial owners.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of the Record Date, certain information as to the Common Stock of the Company beneficially owned, directly or indirectly, by each person who is known to the Company to beneficially own more than 5% of the outstanding Common Stock, by each director, by each nominee for director, by each executive officer named in the Summary Compensation Table, and by all executive officers and directors of the Company as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. (Note -- "Direct" means Common Stock held individually, or held in joint tenancy or as community property with spouse. "Indirect" means Common Stock held by spouse as separate property, or held of record by the stockholder for the benefit of another person, or held of record by the stockholder as trustee of a trust.)

                         NAME AND ADDRESS                              AMOUNT AND NATURE OF      PERCENT
                        OF BENEFICIAL OWNER                            BENEFICIAL OWNERSHIP     OF CLASS
-------------------------------------------------------------------  ------------------------  -----------
CEDE & Company.....................................................    186,267    Indirect(1)      43.84%
  Depository Trust Company
  7 Hanover Square
  New York, New York 10004
John F. Bishop (2).................................................    128,927    Indirect(3)      30.34%
J. Bradford Bishop (2).............................................     62,473    Indirect(4)      15.69%
                                                                         5,000      Direct(6)
J. Sidney Webb (2).................................................        800    Indirect(5)       2.86%
                                                                        11,667      Direct(6)
Robert D. Johnson (2)..............................................        200    Indirect(7)       2.72%
                                                                        11,667      Direct(6)
Michael E. Johnson (2).............................................      3,333      Direct(6)       *
Ivan Andres (2)....................................................      2,100      Direct(6)       *
John J. Ardizzone, Jr. (2).........................................          0       --             *
All Executive Officers and Directors as a Group (7 persons) (8)....    226,165       --            49.31%

------------------------
 *  Less than 1% of the class

(1) CEDE & Company is a nominee of the Depository Trust Company, which is a wholly owned subsidiary of the New York Stock Exchange, Inc. CEDE disclaims any beneficial interest in shares of the Company's Common Stock held in its name.

(2) The mailing address for such individual is in care of EIP Microwave, Inc., 1745 McCandless Drive, Milpitas, CA 95035.

(3) Consists of (i) 118,260 shares held by J.F. Bishop and his spouse as trustees of the Bishop Family Trust, and (ii) 10,667 shares held by J.F. Bishop as trustee for the benefit of certain of his children.

(4) Consists of (i) 22,473 shares held by J.B. Bishop and his spouse as trustees of a revocable trust, and (ii) 40,000 shares held by J.B. Bishop and his spouse as trustees of the Bishop 1993 Children's Trust.

(5) Held by J.S. Webb as trustee of the Webb Family Trust.

(6) Consists of shares for which the named individual has the right to acquire beneficial ownership within 60 days after the Record Date by exercise of options granted under the Company's Amended and Restated 1994 Stock Option Plan.

(7) Held by R.D. Johnson and his spouse as trustees of the Robert D. Johnson and Dorothy A. Johnson Trust.

(8) Total includes the shares indirectly held by Messrs. J.F. Bishop, J.B. Bishop, J.S. Webb and R.D. Johnson as trustees, as noted above.

                      MATTERS TO BE ACTED UPON AT MEETING
                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

GENERAL

    The Company's Certificate of Incorporation in the State of Delaware provides for a classified Board of Directors. The Board is divided into three classes designated Class I, Class II, and Class III; each Class consists of two directors. The term of office of each director included in Class I expires at this Annual Meeting. The directors whose term will expire at the Annual Meeting are Mr. John F. Bishop and Mr. J. Bradford Bishop.

    Mr. John F. Bishop and Mr. J. Bradford Bishop have been nominated by the Board of Directors for election as Class I Directors to hold office until the Annual Meeting of Stockholders in 2000, until successors are duly elected and qualified or until their earlier resignation, removal from office or death. The term of office for the directors in Class II will continue until the Annual Meeting of Stockholders in 1999, and the term of office for the director in Class III will continue until the Annual Meeting of Stockholders in 1998.

    Election of the nominees will require the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote on the election of directors. Unless otherwise indicated, the proxies solicited by the Company will be voted for the election of the Class I director nominees listed below, each of whom has indicated to the Company his availability for election and presently is a director. If for any reason the nominee is unavailable as a candidate for director, an event which is not anticipated, the persons named in the accompanying proxy may vote for another candidate nominated by the Board of Directors.

INFORMATION WITH RESPECT TO THE CLASS I DIRECTOR NOMINEES

    The following table sets forth information regarding the nominees, including age, present position with the Company, period served as a director, and other business experience during the past five years, and any other public company for which the nominee is a director.

J. BRADFORD BISHOP (1)           Chairman of the Board and Chief Executive Officer of the
Age 45                           Company. President of Continental Paper Recycling, and
Director since 1978              former Chief Executive Officer, Carson Energy Group, a
                                 power plant development company.
JOHN F. BISHOP (1)               Vice Chairman of the Board, Treasurer and Secretary of the
Age 73                           Company; former Chairman of the Board, President, and
Director since 1961              Treasurer of Cushman Electronics, Inc., a manufacturer of
                                 test instruments for telephone communication systems.

INFORMATION WITH RESPECT TO OTHER DIRECTORS

    The following table sets forth similar information regarding the other members of the Board of Directors.

    CLASS II -- TERM EXPIRING AT THE 1999 ANNUAL MEETING

MICHAEL E. JOHNSON               President, Bainbridge Group, a Law Corporation. Former
Age 36                           counsel, Jones, Day, Reavis & Pogue, a law firm.
Director since 1996
J. SIDNEY WEBB, JR. (2)(3)(4)    Chairman of the Board, The Titan Corporation, manufacturer
Age 77                           of defense and industrial products and systems; Director,
Director since 1981              Amdahl Corporation, large mainframe computer and
                                 communications equipment manufacturer; Director,
                                 Plantronics, Inc., supplier of communication headset
                                 products and services to users and providers worldwide.

    CLASS III -- TERM EXPIRING AT THE 1998 ANNUAL MEETING

ROBERT D. JOHNSON (2)(3)(4)      Former Vice Chairman and Director, Cushman Electronics,
Age 73                           Inc., and former Director, EIP/Cushman, Inc.
Director since 1978

------------------------
(1) J. Bradford Bishop is the son of John F. Bishop.

(2) Member of Compensation Committee.

(3) Member of Audit Committee.

(4) Member of Stock Option Committee.

MEETINGS OF THE BOARD AND ITS COMMITTEES

    The Company's Board of Directors held four meetings during its fiscal year ended September 30, 1996 (the "Fiscal Year"). Each incumbent Director attended at least 75% of the aggregate of all meetings of the Board of Directors and of the committees of which he was a member during the Fiscal Year. The Audit Committee of the Board is comprised of Messrs. R. D Johnson and Webb and met two times during the Fiscal Year. The Audit Committee is responsible for reviewing plans and activities of outside auditors, reviewing financial reporting, conducting internal financial reviews and evaluating the business ethics of the Company and its officers and directors. The Compensation Committee of the Board is comprised of Messrs. Webb and R. D. Johnson and acted by written consent one time during the Fiscal Year. The Compensation Committee is responsible for reviewing and approving the compensation and benefits paid to officers of the Company. The Stock Option Committee of the Board is comprised of Messrs. Webb and R. D. Johnson and met one time during the Fiscal Year. The Stock Option Committee is responsible for administering the Company's Amended and Restated 1994 Stock Option Plan. The Company's Board of Directors has no nominating committee.

INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS

    The following table sets forth information regarding the executive officers of the Company, whose terms of office expire upon the election of a successor at the organizational meeting of the Board of Directors following the Annual Meeting.

                                                      OFFICE AND PRIOR OFFICE OR                   YEAR APPOINTED TO
NAME                            AGE               EMPLOYMENT DURING LAST FIVE YEARS                 PRESENT POSITION
--------------------------      ---      ----------------------------------------------------  --------------------------
J. Bradford Bishop                  45   Chairman of the Board and Chief Executive Officer.               1994
                                         Mr. Bishop previously served as President of the
                                         Company from 1990 to 1992.

John F. Bishop                      73   Vice Chairman of the Board, Treasurer and Secretary.     1994 (Vice Chairman)
                                                                                                    1990 (Secretary)
                                                                                                    1985 (Treasurer)

Lewis R. Foster                     58   President and Chief Operating Officer. From 1987                 1996
                                         until joining the Company in October 1996, Mr.
                                         Foster served as co-founder and President of
                                         Sailpower Systems, Inc., a manufacturer of
                                         proprietary products for the international marine
                                         market. From 1987 until 1994, Mr. Foster also served
                                         as a Vice President of de Recat & Associates, Inc.,
                                         a career management consulting firm. Prior to these
                                         assignments, he served ten years as President of EIP
                                         Microwave from 1976 until 1986. Mr. Foster continues
                                         as President of Sailpower Systems, but with reduced
                                         day-to-day involvement in that business.

Ivan N. Andres                      48   Vice President, Marketing and Sales. From 1992 until             1994
                                         joining the Company in August 1994, Mr. Andres
                                         served as Director of Marketing of On-Demand
                                         Environmental Systems, an air pollution control
                                         company. From 1991 until 1992, Mr. Andres worked as
                                         an independent consultant. Prior to 1991, Mr. Andres
                                         served as Director of Marketing of Acurrel, a
                                         microwave instrumentation company.

                                   PROPOSAL 2
         APPROVAL OF SECOND AMENDED AND RESTATED 1994 STOCK OPTION PLAN

BACKGROUND

    The EIP Microwave, Inc. Amended and Restated 1994 Stock Option Plan (the "First Amended Plan"), as currently in effect, authorizes the grant of options to purchase 100,000 shares of Common Stock to directors, officers, other key employees and non-employee consultants of the Company (excluding John F. Bishop). The 100,000 shares of Common Stock authorized to be issued under the First Amended Plan have been registered on a Form S-8 Registration Statement filed with the Securities and Exchange Commission. As of the Record Date, under the First Amended Plan, options to purchase 92,000 shares of Common Stock are outstanding or have been exercised, and options to purchase 8,000 options are available to be granted.

    The Board of Directors believes that the Company's objective of attracting, retaining and motivating directors, officers, other key employees and consultants of the Company will be facilitated by increasing the number of shares of Common Stock subject to the First Amended Plan to 200,000.

PROPOSED SECOND AMENDED AND RESTATED 1994 STOCK OPTION PLAN

    In view of the foregoing, the Board of Directors has adopted, subject to stockholder approval, a Second Amended and Restated 1994 Stock Option Plan (the "Second Amended Plan") which authorizes the grant of options for an additional 100,000 shares (to a maximum of 200,000 shares) of Common Stock to officers, directors and non-employee consultants (excluding John F. Bishop). The Board intends to cause the additional 100,000 shares of Common Stock authorized for issuance under the Second Amended Plan to be registered on a Form S-8 Registration Statement to be filed with the Securities and Exchange Commission at the Company's expense.

    Subject to stockholder approval of the Second Amended Plan, the Stock Option Committee has granted to Lewis R. Foster, President and Chief Operating Officer of the Company, options to purchase 40,000 shares of Common Stock. The exercise price for such options is $4.75 per share. These options will become exercisable with respect to 25% of such shares on October 16, of 1997, 1998, 1999 and 2000, provided that Mr. Foster remains an employee of the Company.

    Assuming the Second Amended Plan is approved by stockholders, as of the Record Date, options to purchase 132,000 shares of Common Stock will be outstanding or will have been exercised, and options to purchase 68,000 shares of Common Stock will be available to be granted. Accordingly, in addition to the compensation-related aspect of the Second Amended Plan, it has a potentially dilutive effect.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE SECOND AMENDED PLAN. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY, ENTITLED TO VOTE AND ACTUALLY VOTING FOR THE PROPOSAL IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

SUMMARY OF THE AMENDED PLAN

    Set forth below is a summary of the Second Amended Plan.

    SHARES SUBJECT TO THE AMENDED PLAN

    Options may be granted covering a maximum of 200,000 shares of Common Stock. Shares covered by options which terminate without exercise are available for reissuance. The Second Amended Plan provides for appropriate adjustments in the number of shares for which options may be granted and which are subject to options previously granted in the event of a stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, exchange of shares or any similar change affecting the stock.

    ELIGIBLE PERSONS

    All members of the Board of Directors, officers, other key employees and non-employee consultants of the Company or any of its subsidiaries (excluding John F. Bishop) shall be eligible to receive nonstatutory stock options. All officers (including officers who are members of the Board of Directors) and other key employees of the Company or any of its subsidiaries (excluding John F. Bishop) shall be eligible to receive incentive stock options. As of the Record Date, approximately twelve directors, officers, key employees and non-employee consultants of the Company were eligible to participate in the Second Amended Plan.

    OPTION PRICE

    The price per share at which an incentive stock option may be exercised shall be at least equal to the fair market value per share at the time the incentive stock option is granted; provided, however, that an officer or key employee who beneficially owns more than 10% of the Common Stock may only be granted an incentive stock option if the option price is at least 110% of the fair market value of the Common Stock at the date of grant. The price per share at which a nonstatutory stock option may be exercised shall be at least equal to 85% of the fair market value per share at the time the nonstatutory option is granted. For these purposes, fair market value shall mean (i) if the Common Stock is traded on an exchange, the price at which a share traded at the close of business on the date of valuation; (ii) if the Common Stock is traded over-the-counter on the NASDAQ System, the mean between the bid and asked prices of a share on that system at the close of business on the date of valuation or, if the Common Stock is designated a National Market System security, the price at which a share trades at the close of business on the date of valuation; and
(iii) if neither (i) or (ii) applies, the fair market value as determined by the Stock Option Committee. On the Record Date, the fair market value of a share of Common Stock was $3.00 per share.

    CONSIDERATION FOR SHARES PURCHASED

    Common Stock purchased upon the exercise of options shall be paid for by the optionee (i) in cash or by check acceptable to the Company; (ii) at the discretion of the Stock Option Committee, with previously acquired shares of Common Stock having a fair market value equal to the option price; or (iii) by a combination of such payments. The Stock Option Committee shall determine, in its discretion, whether the requirement of payment in cash shall be deemed satisfied if the optionee shall have made arrangements satisfactory to the Company with an NASD broker to implement a cashless exercise and sale procedure.

    TERM OF EXERCISE AND EXPIRATION OF OPTIONS

    Options become exercisable at such times and in such installments as the Stock Option Committee shall provide in the terms of the individual option agreement.

    Each option shall expire on the date established by the Stock Option Committee which may not be later than the tenth anniversary of the date of grant; provided, however, that no incentive stock option granted to an officer or key employee who beneficially owns more than 10% of the Common Stock shall be exercisable after the expiration of five years from the date granted. With respect to options granted to employees, an option will expire on the earliest of (i) the date on which the optionee ceases to be an employee of the Company for any reason other than death or disability or in a manner described in (ii) hereof; (ii) three months after the optionee ceases to be an employee by reason of termination of employment for the "convenience of the Company," (iii) three months after the date of a Qualified Domestic Relations Order; or (iv) one year after the death or disability of the employee. With respect to options granted to directors, an option will expire on the earliest of (i) three months after the date on which the optionee ceases to be a director of the Company for any reason other than death or disability; (ii) three months after the date of a Qualified Domestic Relations Order; or (iii) one year after the death or disability of the director. With respect to options granted to non-employee consultants, the expiration date of the options will be determined by the Stock Option Committee at its discretion.

    NONTRANSFERABILITY OF OPTIONS

    Options are not transferable by the optionee other than by will or the laws of descent and distribution, or pursuant to a Qualified Domestic Relations Order.

    CERTAIN CORPORATE TRANSACTIONS

    The Stock Option Committee may make or provide for such adjustments in the option price and in the number or kind of shares of Common Stock or other securities covered by outstanding options as the Stock Option Committee in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of optionees that would otherwise result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company; (ii) any merger, consolidation, reorganization, separation, partial or complete liquidation, issuance of rights or warrants to purchase stock; or (iii) any other corporate transaction or event having an effect similar to any of the foregoing. Notwithstanding anything to the contrary, in the event of a merger or consolidation in which the Company is not the surviving corporation and the agreement of merger or consolidation provides for the assumption of options granted (and the Company's obligations) under the Second Amended Plan in lieu of shares of Common Stock, subject to the aforementioned adjustments which the Stock Option Committee may determine are equitably required, such substitution of securities shall not require the consent of any person who is granted options pursuant to the Second Amended Plan. The Stock Option Committee may also make or provide for such adjustments in the number or kind of shares of the Common Stock or other securities (including, but not limited to, shares of a successor referenced above) which may be sold under the Second Amended Plan as the Stock Option Committee in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in the two preceding sentences subject, however, in the case of incentive stock options, to the provisions of the Internal Revenue Code of 1986, as amended (the "Code").

    ADMINISTRATION

    The Second Amended Plan is administered by the Stock Option Committee of the Board of Directors. The Stock Option Committee has full power to interpret the Second Amended Plan and to establish and amend rules for its administration. The Stock Option Committee is also authorized to determine who from the eligible class of persons shall be granted options and the terms of the options. Action by the Stock Option Committee is taken by vote or written consent.

    The Board of Directors may at any time further amend the Second Amended Plan, although no amendment may increase the number of shares that may be issued and sold under the Second Amended Plan, change the class of employees eligible to receive options or cause Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to cease to be applicable to the Second Amended Plan, without stockholder approval.

    FEDERAL INCOME TAX ASPECTS

    The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Second Amended Plan based on Federal income tax laws in effect on December 31, 1996. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

    TAX CONSEQUENCES TO PARTICIPANTS

    NONSTATUTORY STOCK OPTIONS. In general, (i) no income will be recognized by an optionee at the time a nonstatutory stock option is granted; (ii) at exercise, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at sale, appreciation (or depreciation) after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

    INCENTIVE STOCK OPTIONS. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock are issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

    If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

    SPECIFIC RULES APPLICABLE TO OFFICERS AND DIRECTORS. In limited circumstances where the sale of stock received as a result of a grant or award could subject an officer or director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but no longer than six months.

    TAX CONSEQUENCES TO PARTICIPANTS' EMPLOYER

    To the extent that a participant recognizes ordinary income in the circumstances described above, the participant's employer will be entitled to a corresponding deduction, provided, among other things, that (i) the deduction meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the $1 million annual compensation limitation set forth in
Section 162(m) of the Code, and is not an "excess parachute payment" and (ii) any applicable withholding obligations are satisfied.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
                  AND TRANSACTIONS WITH MANAGEMENT AND OTHERS

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

    The following table sets forth all compensation for services in all capacities accrued by the Company during the fiscal years ended September 30, 1996, 1995, and 1994, for the Company's Chief Executive Officer and certain of its most highly compensated executive officers. The Company issued no restricted stock awards and there were no long term incentive plan payouts.

                                                                                  LONG TERM
                                                                                 COMPENSATION
                                                                                    AWARDS
                                                  ANNUAL COMPENSATION           --------------
                                          ------------------------------------
                                                                     (E)             (F)               (G)
                                                                 OTHER ANNUAL     SECURITIES        ALL OTHER
                                             (C)        (D)      COMPENSATION     UNDERLYING      COMPENSATION
             (A)                  (B)      SALARY      BONUS         ($)         OPTIONS/SARS          ($)
 NAME AND PRINCIPAL POSITION     YEAR        ($)        ($)          (1)             (#)               (5)
-----------------------------  ---------  ---------  ---------  --------------  --------------  -----------------
J. Bradford Bishop                  1996  $       0  $       0   $       0          15,000(6)       $       0
  Chairman, Chief Executive         1995          0          0           0               0                  0
  Officer                           1994          0          0       2,160(2)            0                  0
John F. Bishop                      1996     58,500                 11,853(3)            0                328
  Vice Chairman, President,         1995     75,000          0      25,677(3)            0                362
  Treasurer and Secretary           1994     75,000          0      14,449(3)                             283
John J. Ardizzone, Jr.              1996     84,614          0      12,973(4)        3,000(6)             588
  Vice President Operations         1995     78,750     14,000      11,461(4)       10,000(6)             554
  and Chief Financial Officer       1994     71,542          0       8,713(4)            0                460
Ivan Andres                         1996     73,819     19,000       6,559(7)        2,500(6)             554
  Vice President, Marketing         1995     73,755     28,000           *(8)        8,000(6)             530
  and Sales                         1994      9,232          0           *(8)            0                  0

------------------------------
(1) Amounts in this column include compensation to officers from (a) the Company's supplemental medical reimbursement plan in which all officers are eligible to participate, (b) the Company's tax and financial counseling reimbursement plan in which all officers are eligible to participate, (c) the Company's legal services reimbursement plan in which the Vice Chairman is eligible to participate, (d) the payment of car allowances to certain officers in lieu of providing a company car, (e) the payment of private club dues for certain officers and (f) contributions by the Company on behalf of certain officers pursuant to its Retirement/Savings Plan which qualifies as a thrift plan under Section 401(k) of the Internal Revenue Code. The type and amount of each perquisite or other personal benefit which exceeds 25% of the total perquisites and other personal benefits reported for such officer are identified in a footnote.

(2) On behalf of Mr. J.B. Bishop, the Company paid $2,160 under the supplemental medical reimbursement plan in fiscal 1994.

(3) On behalf of Mr. J.F. Bishop, the Company paid $7,522 under the supplemental medical reimbursement plan and paid $4,006 for private club dues in fiscal 1996, paid $12,776 under the legal services reimbursement plan in fiscal 1995, and paid $4,267 for private club dues in fiscal 1994. Amounts do not include non-cash compensation to Mr. J.F. Bishop in the form of expenses related to personal use of a Company-supplied automobile, which amount did not exceed 10% of the cash compensation of Mr. J.F. Bishop.

(4) On behalf of Mr. Ardizzone, the Company paid $3,924 under the supplemental medical reimbursement plan, paid $4,200 in car allowances and contributed $2,699 under the Retirement/Savings Plan in fiscal 1996, paid $4,200 in car allowances and contributed $2,956 under the Retirement/Savings Plan in fiscal 1995, and paid $4,200 in car allowances in fiscal 1994.

(5) Amounts in this column consist of payments by the Company of premiums for term life insurance.

(6) Options to purchase common stock awarded under the Company's Amended and Restated 1994 Stock Option Plan.

(7) On behalf of Mr. Andres, the Company paid $4,200 in car allowances and contributed $2,305 under the Retirement/ Savings Plan in fiscal 1996.

(8) Perquisites and personal benefits provided to the named executive officer under various Company programs did not exceed $50,000 or 10% of such individual's salary and bonus.

                       OPTION GRANTS IN LAST FISCAL YEAR

    The following table provides information on options granted under the Company's Amended and Restated 1994 Stock Option Plan in fiscal 1996 to the named executive officers:

                                                                     INDIVIDUAL GRANTS
                                                   -----------------------------------------------------
                                                     NUMBER OF
                                                    SECURITIES      % OF TOTAL     EXERCISE
                                                    UNDERLYING    OPTIONS GRANTED   OR BASE
                                                      OPTIONS     TO EMPLOYEES IN    PRICE    EXPIRATION
NAME                                                GRANTED(#)    FISCAL YEAR(1)    ($/SH)       DATE
-------------------------------------------------  -------------  ---------------  ---------  ----------
J. Bradford Bishop...............................      15,000(2)         54.5%     $  4.2625     2/13/01
John F. Bishop...................................       --              --            --          --
John J. Ardizzone, Jr.(4)........................       3,000(3)         10.9%        $3.875     2/13/06
Ivan Andres......................................       2,500(3)          9.1%        $3.875     2/13/06

------------------------
(1) Percentage based on grants to employees during the last fiscal year of options to purchase 27,500 shares of Common Stock.

(2) The options granted to the named individual become exercisable with respect to one-third of such shares on February 13, 1997 and will become exercisable with respect to an additional one third on February 13 of each of the following two years.

(3) The options granted to the named individuals become exercisable with respect to 20% of such shares on February 13, 1997 and will become exercisable with respect to an additional 20% on February 13 of each of the following four years.

(4) The options granted to Mr. Ardizzone were cancelled in connection with his resignation in October 1996.

               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

    The following table provides information regarding option and SAR exercises in fiscal 1996 by the named executive officers and the value of such officers' unexercised options at September 30, 1996:

                                                                      NUMBER OF SECURITIES
                                                                           UNDERLYING         VALUE OF UNEXERCISED
                                                                      UNEXERCISED OPTIONS/   IN- THE-MONEY OPTIONS/
                                                                        SARS AT FY-END(#)    SARS AT FY-END($) (1)
                                             SHARES                   ---------------------  ----------------------
                                           ACQUIRED ON      VALUE        EXERCISABLE(E)/        EXERCISABLE(E)/
NAME                                       EXERCISE(#)   REALIZED($)    UNEXERCISABLE(U)        UNEXERCISABLE(U)
----------------------------------------  -------------  -----------  ---------------------  ----------------------
J. Bradford Bishop......................       --            --           15,000 options(U)      $22,313/options(U)
John F. Bishop..........................       --            --                --                      --
John J. Ardizzone, Jr.(2)...............       2,000(3)   $   6,000        6,750 options(E)       $6,750/options(E)
                                                                          11,000 options(U)      $32,625/options(U)
                                                                              4,000 SARs(U)         $12,000/SARs(U)
Ivan Andres.............................       1,600(4)   $   5,800        8,900 options(U)      $26,288/options(U)

------------------------
(1) The options and SARs at fiscal year end were in-the-money based on a fair market value per share of Common Stock of $5.75, which represents the mean between the bid and asked prices of a share on the NASDAQ System at the close of business on September 30, 1996.

(2) All unexercised options and SARs of Mr. Ardizzone were cancelled in connection with his resignation in October 1996.

(3) Represents SARs exercised by the named individual.

(4) Represents shares acquired by exercise of options by the named individual.

    EMPLOYMENT AGREEMENT

    On October 1, 1995, the Company entered into an Employment Agreement with John F. Bishop, Vice-Chairman of the Board, Treasurer and Secretary of the Company, whereby Mr. Bishop will provide his services for a monthly salary of $6,500 for an initial term of two years. On the first day of each month, the initial term is automatically extended for an additional month, unless either party notifies the other in writing of his or its desire not to extend the term. In the event the Company elects not to extend the term or there is a change in control of the Company (the date of such event is referred to as the "Transition Date"), Mr. Bishop will continue to perform services for the Company for a three month transition period and the Company will maintain his compensation and other benefits for the three month transition period and an additional twenty-one months. Should Mr. Bishop become permanently disabled, the Company shall pay to him fifty percent (50%) of the agreed salary for the remainder of the term. Effective January 1, 1997, Mr. Bishop agreed to reduce his monthly salary to $3,250 until the Transition Date. In addition to the foregoing compensation, the Company will provide Mr. Bishop with a private office at 3 Civic Center Plaza, Suite 265, Newport Beach, California (or a comparable location in the City of Newport Beach), secretarial and administrative assistance, office equipment and supplies and other facilities and services suitable to his position. Mr. Bishop is also entitled to all employee benefits provided to senior management personnel of the Company and to participate in the Company's medical reimbursement plan which is supplemental to the medical plan covering all employees, the tax and financial counseling reimbursement plan and the legal reimbursement plan provided by the Company as well as Company paid life insurance.

    In addition to his monthly compensation, Mr. Bishop is entitled under the Employment Agreement to the full and unrestricted use of the currently provided 1989 Mercedes Benz Model 560 automobile or its successor automobile if replaced at any time prior to the end of his employment term. The Company provides all gasoline, maintenance, repair and insurance with respect to the automobile during the term of the Agreement. In consideration for Mr. Bishop's prior agreement to reduce his monthly salary to $1 per month for the period from February 1992 through July 1992 and the deduction of $217 per month from his monthly salary for the period from August 1992 through October 1995, the Company granted to Mr. Bishop the right to acquire the automobile with full credit for the foregone salary totaling $56,846. Mr. Bishop has the right to acquire the automobile at any time during the two months immediately preceding the end of his employment term. If the automobile's Kelly Blue Book value is in excess of $56,846, Mr. Bishop shall pay to the Company the difference at the time Mr. Bishop acquires the automobile. If the value of the automobile is less than $56,846, the Company shall pay the difference to Mr. Bishop at the time he acquires the automobile. In the event that Mr. Bishop's employment is terminated prior to the end of his employment term, he shall have the right to acquire the automobile at that time. In the event of Mr. Bishop's death, the right to acquire the automobile shall be exercisable by Mr. Bishop's widow or the executor of his estate.

    The Company may terminate the Employment Agreement only if Mr. Bishop were to be convicted of a felony, if he willfully fails to fulfill his duties, if he commits gross negligence in the performance of his duties, if he intentionally misappropriates significant funds of the Company or if he dies. Mr. Bishop may terminate the agreement at any time on thirty days notice to the Company.

    Under the Employment Agreement, Mr. Bishop may not disclose confidential information of the Company at any time. This provision survives termination of the Employment Agreement. Mr. Bishop is further prohibited from soliciting employees or customers of the Company for at least one (1) year following termination of the Employment Agreement.

COMPENSATION OF DIRECTORS

    Non-management Directors are paid a monthly retainer of $600, and receive $600 per day for attendance at Board Meetings. They also receive $200 per day for committee meetings held on the same day as Board meetings and $400 per day if held on a separate day. Committee chairmen receive $100 per day in addition to the above. Directors who are officers of the Company receive no compensation for service on the Board of Directors or committees thereof.

    Accrued and unpaid retainers and fees for non-management Directors as of February 13, 1996 (the "Accrued Directors Fees") were owed to Messrs. Robert D. Johnson, James J. Shelton and J. Sidney Webb in amounts equal to approximately $30,600, $29,100 and $30,900, respectively. As of February 13, 1996, each of Messrs. Johnson and Webb agreed to waive all Accrued Directors Fees owing to him in exchange for the grant by the Company of an option to purchase 5,000 shares of Common Stock of the Company under the terms of the Company's Amended and Restated 1994 Stock Option Plan, with the exception that such options would be immediately vested and exercisable and would not terminate upon ceasing to be a Director or upon death or disability. On February 7, 1996, Mr. Shelton's term of office as Director expired and, as of February 13, 1996, he agreed to waive all Accrued Directors Fees owing to him, in exchange for amending his Nonqualified Stock Option Agreement with the Company to eliminate the requirement that his options terminate three months after he ceases to be a Director and the requirement that he continuously serve as a Director of the Company as a condition to him becoming vested in the options to purchase the remaining 6,667 shares of Common Stock under the Nonqualified Stock Option Agreement.

CERTAIN TRANSACTIONS

    SUBORDINATED LOAN

    The Company has entered into a Subordinated Loan Agreement dated as of December 16, 1996 with J. Bradford Bishop, Chairman and Chief Executive Officer of the Company, and John F. Bishop, Vice Chairman, Treasurer and Secretary of the Company (together, the "Bishops"). Subject to the conditions of the Subordinated Loan Agreement, the Bishops have committed to advance up to $600,000 to the Company until February 1, 1998. The principal amount of the advances must be repaid by February 1, 2000, and interest thereon accrues at 8% per annum, payable quarterly. The advances under the Subordinated Loan Agreement will be secured by the assets of the Company, and will be subordinated to the Company's bank line of credit. In connection with the Subordinated Loan Agreement, the Company will issue warrants to purchase 90,000 shares of Common Stock at $3.00 per share. Upon the advance of each $100,000 by the Bishops under the Subordinated Loan Agreement, warrants to purchase 15,000 shares will become exercisable. The warrants will expire December 16, 2001.

    In the opinion of management and the disinterested members of the Board of Directors, the terms of the Subordinated Loan Agreement, including the warrants to be issued thereunder, are fair and reasonable and as favorable to the Company as those which could be obtained from unrelated third parties.

    BANK LINE OF CREDIT

    The Company is in the process of renewing its bank line of credit through January 1998. In the event the line of credit negotiations are not successful or the Company is unable to maintain compliance with financial covenants, the Bishops have agreed to finance up to $500,000 of working capital (in addition to funds provided under the Subordinated Loan Agreement (described above)) on terms acceptable to the Bishops and the Company, to replace the line of credit.

    LEGAL COUNSEL

    Bainbridge Group, a Law Corporation ("Bainbridge Group") provides ongoing legal services for the Company. Michael E. Johnson, a director of the Company, is President of Bainbridge Group. In the opinion of management and the disinterested members of the Board of Directors, the terms of the relationship between the Company and Bainbridge Group are fair and reasonable and as favorable to the Company as those which could be obtained from unrelated third parties.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors during or with respect to the Company's most recent fiscal year, the Company believes that its executive officers, directors and greater than 10% beneficial owners have complied with all Section 16(a) filing requirements.

                INFORMATION RELATING TO INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP has served as independent accountants for the Company since its inception, including the fiscal year ended September 30, 1996, and has no financial interest of any kind in the Company or its subsidiaries. Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and will have the opportunity to address the meeting, if they so desire, and respond to appropriate questions.

    The Company annually reviews the selection of its independent accountants, however, no selection has yet been made for the current fiscal year.

                                 OTHER MATTERS

    Management is unaware of any other matters to be presented to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their own judgment on such matters.

                             STOCKHOLDER PROPOSALS

    In order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the Company's Annual Meeting to be held in 1998, proposals by stockholders intended to be presented at such Annual Meeting must be received by the Company no later than September 8, 1997.

                              FINANCIAL STATEMENTS

    The Company's 1996 Annual Report to Stockholders, which is being mailed to stockholders with this Proxy Statement, contains audited consolidated financial statements of the Company. Such Annual Report does not constitute a part of the proxy material. If any stockholder of record did not receive such Annual Report, we will immediately mail one upon receipt of a request from such stockholder.

                          ANNUAL REPORT ON FORM 10-KSB

    THIS COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996, INCLUDING THE FINANCIAL STATEMENTS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE TO BENEFICIAL OWNERS OF THE COMPANY'S COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST AT THE FOLLOWING
ADDRESS: EIP MICROWAVE, INC., 1745 MCCANDLESS DRIVE, MILPITAS, CA 95035, ATTN.:
MR. LEWIS R. FOSTER, PRESIDENT AND CHIEF OPERATING OFFICER. COPIES OF EXHIBITS TO THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB ARE AVAILABLE, BUT A REASONABLE FEE WILL BE CHARGED TO A STOCKHOLDER REQUESTING EXHIBITS.

                                          By Order of the Board of Directors

                                          J. F. Bishop
                                          SECRETARY

Newport Beach, California
January 9, 1997

EIP MICROWAVE, INC.


                                 EIP MICROWAVE, INC.
                             SECOND AMENDED AND RESTATED
                                1994 STOCK OPTION PLAN
                   (as amended and restated on November 20, 1996)


    1. PURPOSE. The purpose of the EIP Microwave, Inc. Second Amended and Restated 1994 Stock Option Plan is to provide a means whereby EIP Microwave, Inc. (the "Company") may attract and retain persons of ability as directors, employees and consultants and motivate such persons to exert their best efforts on behalf of the Company and any of its subsidiaries.

    2. BENEFITS AVAILABLE UNDER PLAN. The total number of shares which may be issued and sold under options granted pursuant to this Stock Option Plan shall not exceed 200,000 shares of the common stock, $.01 par value per share (the "Common Stock"), of the Company except to the extent of adjustments authorized by the last sentence of Paragraph 6 of this Stock Option Plan. Such shares may be treasury shares or shares of original issue or a combination of the foregoing. If any option terminates, expires or is cancelled with respect to any shares of Common Stock, new options may thereafter be granted covering such shares of Common Stock.

    3. ADMINISTRATION. This Stock Option Plan shall be administered by a committee (the "Committee") of two or more members of the Board of Directors, appointed by and holding office at the pleasure of the Board. The members of the Committee shall be "non-employee directors" within the meaning of that term in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule to the same effect ("Rule 16b-3").

         The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to members of the Board of Directors, to officers, to other key employees and to non-employee consultants of the Company or any of its subsidiaries (excluding John F. Bishop) of options to buy from the Company shares of Common Stock and to fix the number of shares to be covered by each such option. Successive options may be granted to the same person whether or not the option or options first granted to such person remain unexercised.

         Subject to the express provisions of this Stock Option Plan, the Committee shall have the authority to construe and interpret this Stock Option Plan and, to the extent not otherwise defined herein, to define the terms used in this Stock Option Plan; to prescribe, amend and rescind rules and regulations relating to the administration of this Stock Option Plan; and to make all other determinations necessary or advisable for the administration of this Stock Option Plan. The determinations of the Committee on all matters referred to in this Paragraph 3 shall be conclusive.

         The Committee shall hold meetings at such times and places as it may determine in accordance with the Bylaws of the Company. A majority of the members of the committee shall constitute a quorum at any such meeting. All determinations of the Committee shall be

                                                     SECOND AMENDED AND RESTATED
                                                          1994 STOCK OPTION PLAN
made by a majority of its members at a meeting or by the unanimous written consent of all members of the Committee. In the event action by the Committee is taken by unanimous written consent, the action of the Committee shall be deemed to be at the date the last Committee member signs the consent.

         4.   ELIGIBILITY.

              (a) All members of the Board of Directors, officers, other key employees and non-employee consultants of the Company or any of its subsidiaries (excluding John F. Bishop) shall be eligible to receive Nonstatutory Options (as defined in Paragraph 5(a) below), and all officers (including officers who are members of the Board of Directors) and other key employees of the Company or any of its subsidiaries (excluding John F. Bishop) shall be eligible to receive Incentive Options (as defined in Paragraph 5(a) below).

              (b) Any officer or key employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its subsidiaries shall not be eligible to receive any Incentive Option (as defined in Section 5(a) hereof) unless (i) the exercise price of the shares subject to such option is at least one hundred ten percent (110%) of the Fair Market Value of such shares on the date of grant and
(ii) such option by its terms is not exercisable after the expiration of five years from the date of grant.

         5.   NATURE, TERMS AND CONDITIONS OF OPTIONS.

              (a)  Options granted under this Stock Option Plan may be
(i) options which are intended to qualify under particular provisions of the Internal Revenue Code (the "Code"), as in effect from time to time ("Incentive Options"), (ii) options which are not intended to so qualify under the Code ("Nonstatutory Options"), or (iii) combinations of the foregoing.

              (b) No option shall run for more than ten years from the date granted; provided, however, no Incentive Option granted to an optionee described in Paragraph 4(b) hereof shall be exercisable after the expiration of five years from the date granted.

              (c) No option shall be transferrable by the optionee otherwise than (i) by will or the laws of descent and distribution or (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder.

              (d) Options shall be exercisable during the optionee's lifetime only by him or, in the event of his legal incapacity to do so, by his guardian or legal representative acting in a fiduciary capacity under state law on behalf of the optionee and under court supervision.

              (e) The option price shall be determined by the Committee at or prior to the time the option is granted; provided, however, that in the case of an Incentive Option, the option price shall be at least equal to the Fair Market Value per share at the time the Incentive Option is granted, and in the case of a Nonstatutory Option, the option price shall be at least

                                                     SECOND AMENDED AND RESTATED
                                                          1994 STOCK OPTION PLAN
                                          2
equal to eight five percent (85% ) of the Fair Market Value per share at the time the Nonstatutory Option is granted. "Fair Market Value" shall mean: (a) if the Common Stock is traded on an exchange, the closing price at which a share of Common Stock traded on the date of valuation; (b) if the Common Stock is traded over-the-counter on the NASDAQ System, the mean between the bid and asked closing prices of a share of Common Stock on said System at the close of business on the date of valuation or, if the Common Stock is designated a National Market System security, the closing price at which a share of Common Stock traded on the date of valuation; and (c) if neither (a) nor (b) applies, the fair market value as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

         (f) In order to exercise options, the person or persons entitled to exercise them shall give written notice to the Company specifying the number of shares to be purchased pursuant to the exercise of options. This notice shall be accompanied by payment for the shares as provided in Paragraph 5(g). Options may be exercised at such time or times as may be determined by the Committee at the time of grant.

         (g) The option price shall be payable (i) in cash or by check acceptable to the Company, (ii) at the discretion of the Committee, by the transfer to the Company by the optionee of shares of Common Stock having a Fair Market Value at the time of exercise equal to the total option price or (iii) by a combination of such methods of payment. The Committee shall determine, in its discretion, whether the requirement of payment in cash shall be deemed satisfied if the optionee shall have made arrangements satisfactory to the Company with a broker who is a member of the National Association of Securities Dealers, Inc. to sell a sufficient number of shares being purchased so that the net proceeds of the sale transaction will at least equal the option exercise price and pursuant to which the broker undertakes to promptly deliver the full option exercise price to the Company.

    6. ADJUSTMENTS IN EVENT OF CHANGE IN STOCK. The Committee may make or provide for such adjustments in the option price and in the number or kind of shares of the Company's Common Stock or other securities covered by outstanding options as such Committee in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of optionees that would otherwise result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, reorganization, separation, partial or complete liquidation, issuance of rights or warrants to purchase stock, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Notwithstanding anything to the contrary, in the event of a merger or consolidation in which the Company is not the surviving corporation and the agreement of merger or consolidation provides for the assumption of options granted (and the Company's obligations) under this Plan, the shares of common stock or securities of the successor corporation may be issued under this Plan in lieu of shares of Common Stock, subject to the aforementioned adjustments which the Committee may determine are equitably required, and such substitution of securities shall not require the consent of any person who is granted options pursuant to this Plan. The Committee may also make or provide for such adjustments in the number or kind of shares of the Common Stock or other securities (including, but not limited to, shares of a successor referenced above) which may be sold under this Stock Option Plan as such Committee in its sole discretion, exercised in good faith, may


                                                    SECOND AMENDED AND RESTATED
                                                         1994 STOCK OPTION PLAN
                                          3
determine is appropriate to reflect any transaction or event described in the two preceding sentences (subject, however, in the case of Incentive Options, to the provisions of the Code).

    7. STOCK OPTION AGREEMENT. The form of each Stock Option Agreement shall be prescribed, and any Stock Option Agreement evidencing an outstanding option may with the concurrence of the affected optionee be amended, by the Committee, provided that the terms and conditions of each such Stock Option Agreement and amendment are not inconsistent with this Stock Option Plan.

    8. CANCELLATION OF OPTION. The Committee may, with the concurrence of the affected optionee, cancel any option granted under this Stock Option Plan. In the event of any such cancellation, the Committee may authorize the granting of new options (which may or may not cover the same number of shares which had been the subject of any prior option) in such manner, at such option price and subject to the same terms, conditions and discretions as, under this Stock Option Plan, would have been applicable had the cancelled options not been granted.

    9. AMENDMENT. This Stock Option Plan may be amended from time to time by the Board of Directors, but without further approval by the shareholders of the Company no such amendment shall (a) increase the aggregate number of shares of Common Stock that may be issued and sold under this Stock Option Plan (except that adjustments authorized by the last sentence of Paragraph 6 shall not be limited by this provision) or (b) change the designation in Paragraph 4 of the class of persons eligible to receive options or (c) cause Rule 16b-3 to cease to be applicable to this Stock Option Plan.


                                                     SECOND AMENDED AND RESTATED
                                                          1994 STOCK OPTION PLAN
                                         4

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                               EIP MICROWAVE, INC.
                            3 Civic Plaza, Suite 265
                        Newport Beach, California  92660
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    AND MAY BE REVOKED PRIOR TO ITS EXERCISE

     The undersigned hereby appoints J. Bradford Bishop and John F. Bishop the true and lawful proxy of the undersigned, each having full power of substitution, and hereby authorizes either or both of them to represent the undersigned and to vote, as designated below, all of the shares of Common Stock, par value $.01, of EIP Microwave, Inc., (the "Company") held of record by the undersigned on December 20, 1996, at the 1997 Annual Meeting of Stockholders of the Company to be held at One Big Canyon Drive, Newport Beach, California 92660, on Wednesday, February 5, 1997, at 10:00 a.m., local time, and any postponement or adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE, VOTED
FOR APPROVAL OF THE SECOND AMENDED AND RESTATED 1994 STOCK OPTION PLAN, AND VOTED IN ACCORDANCE WITH THE PROXIES' DISCRETION ON SUCH MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

        CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE.


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                             - FOLD AND DETACH HERE -

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                         Please mark your votes as indicated in this example /X/


1.   ELECTION OF DIRECTORS
NOMINEES:  CLASS I - JOHN F. BISHOP AND J. BRADFORD BISHOP

FOR the nominees listed below (except as indicated to the contrary below)   / /


WITHHOLD AUTHORITY to vote for the nominees listed below                    / /

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW)


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2.   Proposal to approve Second Amended and Restated 1994 Stock Option Plan authorizing the grant of options for an additional 100,000 shares (to a maximum of 200,000 shares) of the Company's stock to officers, directors and non-employee consultants (excluding John F. Bishop).

          FOR                 AGAINST             ABSTAIN
          / /                   / /                 / /

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

All other proxies heretofore given by the undersigned to vote shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting or any postponement or adjournment thereof are hereby expressly revoked.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.


Signature(s)_________________________________________  Dated_____________, 1996
NOTE: Please date this proxy and sign it exactly as your name or names appear hereon. When shares are held by joint tenants, both must sign. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If there is more than one trustee, all should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

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